BY-LAWS
                                 OF

                          ROGERS CORPORATION

                               ARTICLE I

                             STOCKHOLDERS


1. Annual Meeting. The annual meeting of stockholders shall be held within six months of the end of the corporation's fiscal year on a date and at a time to be determined by a majority of the Directors then in office. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Articles of Organization or by these By-Laws, may be specified by the Directors, Chief Executive Officer (if any), or the President. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu thereof, and any action taken at such meeting shall have the same effect as if taken at the annual meeting.

2. Special Meetings. Special meetings of stockholders may be called by the President or by the Directors. Upon written application of one or more stockholders who hold at least 40% in interest of the capital stock entitled to vote at the meeting, special meetings shall be called by the Clerk, or in the case of the death, absence, incapacity or refusal of the Clerk, by any other officer.

3. Place of Meetings. All meetings of stockholders shall be held at such place in the United States as is stated in the notice of the meeting, and such place shall be in Connecticut unless a different place is fixed by the Directors.

4. Notice of Meetings. A written notice of every meeting of stockholders, stating the place, date and hour thereof, and the purposes for which the meeting is to be held, shall be given by the Clerk or by the person calling the meeting at least ten days before the meeting to each stockholder entitled to vote thereat and to each stockholder, who by law, by the Articles of Organization or by these By-Laws is entitled to such notice, by leaving such notice with him or at his residence or usual place of business, or by mailing it postage prepaid and addressed to such stockholder at his address as it

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     appears upon the books of the corporation.
     No notice need be given to any stockholder if a written waiver of notice, executed before or after the meeting by the stockholder or his attorney thereunto authorized, is filed with the records of the meeting.

5. Quorum. The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum, but a lesser number may adjourn any meeting from time to time without further notice.

6. Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held by him of record according to the records of the corporation. Stockholders may vote either in person or by written proxy dated not more than six months before the meeting named therein. Proxies shall be filed with the Clerk of the meeting, or of any adjournment thereof, before being voted. Except as otherwise limited therein, proxies shall entitle the persons named therein to vote at any adjournment of such meeting but shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise.

7. Action at Meeting. When a quorum is present, the holders of a majority of the stock present or represented and voting on a matter, except where a larger vote is required by law, the Articles of Organization or these By-Laws, shall decide any matter to be voted on by the stockholders. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election. The corporation shall not directly or indirectly vote any share of its stock.

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                              ARTICLE II

                              DIRECTORS

1. Powers. The business of the corporation shall be managed by a Board of Directors who may exercise all the powers of the corporation except as otherwise provided by law, by the Articles of Organization or by these By-Laws. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

2. Election. A Board of Directors of such number, not less than seven, nor more than fifteen, as shall be fixed by the stockholders, shall be elected by the stockholders at the annual meeting. No person serving as a Director on September 10, 1991 shall be elected or re-elected as a Director on a date which is on or after his or her seventy-second birthday; no other person shall be elected or re-elected as a Director on a date which is on or after his or her seventieth birthday.

3. Vacancies. Any vacancy in the Board of Directors, other than a vacancy resulting from the enlargement of the Board by the Directors, may be filled by the stockholders or, in the absence of stockholder action, by a majority of the Directors then in office.

4. Enlargement of the Board. The number of the Board of Directors may be increased and one or more additional
     Directors elected at any special meeting of the stockholders or by the Directors by vote of two-thirds of the Directors then in office.

5. Tenure. Except as otherwise provided by law, by the Articles of Organization or by these By-Laws, Directors shall hold office until the next annual meeting of stockholders and thereafter until their successors are chosen and qualified. Any Director may resign by delivering his written resignation to the Chairman of the Board of Directors (if any), President, Clerk or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

6. Removal. A Director may be removed from office (a) with or without cause by vote of a majority of the stockholders or
     (b) for cause by vote of two-

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     thirds of the Directors then in office.  A removal for cause shall state the cause. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

7. Meetings. Regular meetings of the Directors may be held without call or notice at such places and at such times as the Directors may from time to time determine, provided that any Director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Directors may be held without a call or notice at the same place as the annual meeting of stockholders, or the special meeting held in lieu thereof, following such meeting of stockholders.

     Special meetings of the Directors may be held at any time and place designated by the Chairman of the Board of Directors (if any), President, Treasurer or two or more
     Directors.

     Unless otherwise provided by law or the Articles of Organization, members of the Board of Directors may participate in a meeting of such Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at such meeting.

8. Notice of Meetings. Notice of all special meetings of the Directors shall be given to each Director by the Secretary, or if there be no Secretary, by the Clerk, or Assistant Clerk, or in case of the death, absence, incapacity or refusal of such persons, by the officer or one of the Directors calling the meeting. Notice shall be given to each Director in person or by telephone, or by telegram, telecopy or other electronic means sent to his business or home address, at least forty-eight hours in advance of the meeting, or by written notice mailed to his business or home address at least one week in advance of the meeting. Notice need not be given to any Director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice of a Director's meeting need not specify the purposes of the meeting.

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9.   Quorum.  At any meeting of the Directors, a majority of the
     Directors then in office shall constitute a quorum. Less than a quorum may adjourn any meeting from time to time without further notice.

10. Action at Meeting. At any meeting of the Directors at which a quorum is present, the vote of a majority of those present, unless a different vote is specified by law, by the Articles of Organization, or by these By-Laws, shall be sufficient to decide any matter.

11. Action by Consent. Any action by the Directors may be taken without a meeting if a written consent thereto is signed by all the Directors and filed with the records of the Directors' meetings. Such consent shall be treated as a vote of the Directors for all purposes.

12. Committees. The Directors may elect from their number an executive or other committees and may delegate thereto some or all of their powers except those which by law, the Articles of Organization or these By-Laws they are prohibited from delegating. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-Laws for the Directors. If power to bind the corporation is delegated to such a committee, such election, removal, delegation and/or determination shall be by a majority of the Directors then in office.

13. Issuance of Stock. The Directors are authorized, at any time, to provide for the issuance of unissued capital stock from time to time authorized under the Articles of Organization of the corporation.

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                              ARTICLE III

                               OFFICERS

1. Enumeration. The officers of the corporation shall consist of a President, a Treasurer, a Clerk, and such other officers, including a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Operating Officer, one or more Vice Presidents, Assistant Treasurers, Assistant Clerks, Secretary and Assistant Secretaries as the Directors may determine.

2. Election. The President, Treasurer and Clerk shall be elected annually by the Directors at their first meeting following the annual meeting of stockholders, provided that the Directors may fill vacancies in such offices at any time. Other officers may be chosen by the Directors at such meeting or at any other meeting.

3. Qualification. The President need not be a Director but, if any is elected, the Chairman of the Board of Directors shall be a Director. Other officers may be Directors but need not be. No officer need be a stockholder. Any two or more offices may be held by the same person, provided that the President and Clerk shall not be the same person. The Clerk shall be a resident of Massachusetts unless the corporation has a resident agent appointed for the purpose of service of process. Any officer may be required by the Directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the Directors may determine.

4. Tenure. Except as otherwise provided by law, by the Articles of Organization or by these By-Laws, the President, Treasurer and Clerk shall each hold office until the first meeting of the Directors following the annual meeting of stockholders and thereafter until his successor is chosen and qualified; and all other officers shall hold office until the first meeting of the Directors following the annual meeting of stockholders, unless a shorter term is specified in the vote choosing or appointing them. Any officer may resign by delivering his written resignation to the Chairman of the Board of Directors (if any), President, Clerk or Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

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5.   Removal.  The Directors may remove any elected officer with or without cause by a vote of a majority of the entire number of Directors then in office, provided that a removal for cause shall state the cause and an elected officer may be removed for cause only after reasonable notice and opportunity to be heard by the Board of Directors prior to action thereon.

6. Chief Executive Officer, Chairman of the Board of Directors, President and Vice Presidents. The Chief Executive Officer or, if there is no Chief Executive Officer, the President of the corporation shall, subject to the direction of the Directors, have general supervision and control of its business. Unless otherwise provided by the Directors he shall preside, when present, at all meetings of stockholders and (unless a Chairman of the Board of Directors has been elected and is present) of the Directors.

     If a Chairman of the Board of Directors is elected he shall preside at all meetings of the Board of Directors at which he is present.

     Any Vice President shall have such powers (a) as the Directors may from time to time designate, or (b) in the absence of specific delegation by the Directors, then as the Chief Executive Officer (if any) or the President may from time to time designate.

7. Treasurer and Assistant Treasurers. Except as the Directors shall otherwise determine, the Treasurer shall have general charge of the financial affairs of the corporation and shall cause to be kept accurate books of account. He shall have custody of all funds, securities, and valuable documents of the corporation, except as the Directors may otherwise provide.

     Any Assistant Treasurer shall have such powers (a) as the Directors may from time to time designate, or (b) in the absence of specific delegation by the Directors, then as the Chief Executive Officer (if any) or the President may from time to time designate.

8. Clerk and Assistant Clerks. The Clerk shall keep a record of the meetings of stockholders. Any Assistant Clerk shall have such powers (a) as the Directors may from time to time designate, or (b) in the absence of specific delegation by the Directors, then as the Chief Executive Officer (if any) or the President may from time to time designate. In the absence of the Clerk from any meeting of stockholders, an Assistant Clerk, if one be elected,

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     otherwise a Temporary Clerk designated by the person
     presiding at the meeting, shall perform the duties of the Clerk.

9. Secretary and Assistant Secretaries. If a Secretary is elected, he shall keep a record of the meetings of the Directors and in his absence, an Assistant Secretary, if one be elected, otherwise a Temporary Secretary designated by the person presiding at the meeting, shall keep a record of the meetings of the Directors.

10. Other Powers and Duties. Each officer shall, subject to these By-Laws, have in addition to the duties and powers specifically set forth in these By-Laws, such duties and powers as are customarily incident to his office and such duties and powers (a) as the Directors may from time to time designate, or (b) in the absence of specific delegation by the Directors, then as the Chief Executive Officer (if any) or the President may from time to time designate.

                            ARTICLE IV

                           CAPITAL STOCK

1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the corporation in such form as may be prescribed from time to time by the Directors. The certificate shall be signed by the Chairman of the Board of Directors (if any), President or a Vice President, and by the Treasurer or an Assistant Treasurer, but when a certificate is countersigned by a transfer agent or a registrar, other than a Director, officer or employee of the corporation, such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the time of its issue.

2. Transfers. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be

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     otherwise required by law, or by these By-Laws, the
     corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

     It shall be the duty of each stockholder to notify the corporation of his post office address.

3. Record Date. The Directors may fix in advance a time which shall be not more than sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or the making of any distribution of stockholders, or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, and which in the case of such a dividend or distribution shall be at least ten days after the meeting at which such dividend or distribution is declared, as the record date for determining the stockholders having the right to notice of and to vote at such meeting, and any adjournment thereof, or the right to receive such dividend or distribution or the right to give such consent or dissent. In such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. Without fixing such record date the Directors may for any of such purposes except the payment of a dividend or the making of a distribution to stockholders close the transfer books for all or any part of such period.

4. Replacement of Certificates. In case of the alleged loss or destruction or the mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Directors may prescribe.

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                               ARTICLE V

                        MISCELLANEOUS PROVISIONS

1. Fiscal Year. The fiscal year of the corporation shall begin on the Monday nearest January 1 and end on the Sunday nearest December 31.

2. Seal. The seal of the corporation shall, subject to alteration by the Directors, bear its name, the word
     "Massachusetts", and the year of its incorporation.

3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations authorized to be executed by an officer of the corporation in its behalf shall be signed by the President or the Treasurer except as the Directors may generally or in particular cases otherwise determine.

4. Voting Upon Securities of Other Corporations. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer (if any), the President, any Vice President, or the Treasurer, acting singly, shall have full power and authority on behalf of the corporation to attend any meetings of security holders of any corporation in which this corporation may hold securities, and to vote or give any consent on behalf of the corporation as such security holder at any such meeting or otherwise, and in connection therewith he shall possess and exercise any and all rights and powers incident to the ownership of securities which, as the owner thereof, this corporation might possess and exercise, and he may delegate such powers of the corporation to a proxy or proxies. The Board of Directors may confer like powers upon any other person or persons from time to time, and may revoke any such power so granted at its pleasure.

5. Corporate Records. The original, or attested copies, of the Articles of Organization, By-Laws and records of all meetings of the incorporators and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in Massachusetts at the principal office of the corporation, or at an office of its transfer agent or of the Clerk. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times to the inspection of any stockholder for any proper purpose but not to secure a list of stockholders for the purpose of selling said list or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

6. Articles of Organization. All references in these By-Laws to the Articles of Organization shall be deemed to refer to the Articles of Organization of the corporation, as restated and/or amended and in effect from time to time.

7. Power to Act Notwithstanding Interest in Transaction. In the absence of fraud or bad faith, no contract or transaction by the corporation shall be void, voidable or in any way affected by reason of the fact that the contract or transaction is (a) with one or more of its officers, Directors, stockholders or employees, (b) with a person who is in any way interested in the corporation or (c) with a corporation, organization or other concern in which an officer, Director, stockholder or employee of this corporation is an officer, Director, stockholder, employee or in any way interested. The provisions of this section shall apply notwithstanding the fact that the presence of a Director or stockholder, with whom a contract or transaction is made or entered into or who is an officer, director, stockholder or employee of a corporation, organization or other concern with which a contract or transaction is made or entered into or who is in any way interested in such contract or transaction, was necessary to constitute a quorum at the meeting of Directors (or any authorized committee thereof) or stockholders at which such contract or transaction was authorized and/or that the vote of such Director or stockholder was necessary for the adoption of such contract or transaction, provided that if said interest was material, it shall have been known or disclosed to the Directors or stockholders participating in the vote on said contract or transaction. A general notice to any person voting on said contract or transaction that an officer, Director, stockholder or employee has a material interest in any corporation, organization or other concern shall be sufficient disclosure as to such officer, Director, stockholder or employee with respect to all contracts and transactions with such corporations, organization or other concern.

8.   Indemnification of Directors, Officers and Employees.
     This corporation shall indemnify each Director, officer and employee and each former Director, officer and employee against, and each such Director, officer and employee shall be entitled without further act on his part to indemnity from this corporation for, any cost, expenses (including attorneys' fees), judgments, fines, penalties and/or liabilities (including amounts paid in

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     settlements, other than amounts paid to this corporation
     itself, made with a view to curtailment of the costs of litigation) reasonably incurred by or imposed upon him in connection with or arising out of any action; suit or other proceeding (whether civil or criminal, and including any proceeding before any administrative or legislative body or agency), in which he may be involved or with which he may be threatened

        (i) by reason of his being or having been such Director, officer or employee of this corporation or of any other corporation or organization which he served as Director, officer or employee at the request of this corporation, or

       (ii) by reason of his serving or having served any capacity with respect to any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or successor provision of law, which plan has been established or maintained by this corporation or a subsidiary thereof or for which this corporation or such subsidiary has been declared responsible by a court of law or agency of government, whether or not he continues to be such Director, officer or employee at the time such action, suit or proceeding is brought or threatened; provided, however, that no such Director, officer or employee shall be so indemnified with respect to any matter (a) as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation, or (b) as to which he shall have been adjudicated in any proceeding to have been derelict in the performance of his duty as such Director, officer or employee or (c) arising out of his wilful malfeasance, bad faith, gross negligence or reckless disregard of such duty; and provided further that, in respect of any matter in which any settlement is effected, such indemnification shall be limited to matters covered by the settlement as to which this corporation is advised by independent legal counsel that such Director, officer or employee, in the opinion of such counsel, acted in good faith in the reasonable belief that his action was in the best interests of this corporation; and provided further that in any criminal matter such indemnification shall be limited to matters as to which this corporation is advised by independent legal counsel that such Director, officer or employee, in the opinion of such counsel, acted in the reasonable belief that his conduct was lawful. All questions arising under

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     this section shall be determined by or in the manner
     designated by a vote of a majority of those Directors who are not parties to such proceeding, which may include the designation of legal counsel to make such determination, and shall include such designation as called for above in the case of any matter in which any settlement is effected and in any criminal matter.

     Advances may be made by this corporation against costs, expenses and fees at the discretion of, and upon such terms and conditions as may be determined by, the Board of Directors.

     The foregoing right of indemnification shall inure to the benefit of the executors or administrators of each such Director, officer and employee and shall not be exclusive of other rights to which any such Director, officer or employee may otherwise be entitled, including rights under insurance purchased or maintained by the corporation, provided that the corporation's obligation hereunder shall be offset to the extent of any actual payment to or on behalf of such Director, officer or employee pursuant to another source of indemnification or to any insurance coverage.

9. Charitable Contributions. The Corporation may make contributions to corporations, trusts, funds or foundations, organized and operated exclusively for charitable, scientific or educational purposes, no part of the net earnings of which inures to the benefit of any private stockholder or individual; provided that in any fiscal year the aggregate of all such contributions shall not exceed one-half of one per cent of the capital and surplus of the corporation determined as of the end of the preceding fiscal year, unless contributions in excess of such aggregate shall be authorized by vote of the holders of a majority of the shares of stock of the corporation outstanding and entitled to vote taken at a regular or special meeting duly called and held in the fiscal year during which contributions in excess of such limit shall be made.

10. Amendments. These By-Laws may at any time be amended by vote of the stockholders, provided that notice of the substance of the proposed amendment is stated in the notice of the meeting. In addition they may be amended by vote of a majority of the Directors then in office, except with respect to removal of Directors, the election of committees by Directors and delegation of powers thereto, or amendment of these By-Laws, and except with respect to any provision which by law, the Articles of Organization as heretofore or from time to time amended, or other provisions of these By-

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     Laws, requires action by the stockholders.  Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any By-Law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-Laws. Any By-Law adopted by the Directors may be amended or repealed by the stockholders.


June 19, 2002
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